UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 9, 2006
HYDRIL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-31579	95-2777268

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3300 Sam Houston Parkway East
Houston, Texas 77032-3411
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (281) 449-2000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On November 9, 2006, the Board of Directors of Hydril Company (“Hydril”) elected Christopher T. Seaver as Chairman of the Board of Directors, in addition to continuing to serve as President and Chief Executive Officer of Hydril. Richard C. Seaver was elected Chairman Emeritus of the Board of Directors of Hydril and continues to serve as a director of Hydril.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HYDRIL COMPANY
Date: November 14, 2006	By:	/s/ James S. Katosic
James S. Katosic
Controller

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